UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 13, 2025

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262		01-0609375
(Commission File Number)		(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300
Duluth,	GA	30097
(Address of principal executive offices)		(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2025, the Board of Directors for Asbury Automotive Group, Inc. (the “Company”) appointed Daniel E. Clara, age 45, to serve as the Company’s Chief Operating Officer, effective February 17, 2025. Mr. Clara joined the Company in 2002 and most recently served as Senior Vice President, Operations, a post he assumed in January 2020. Mr. Clara has also held several other positions with the Company, including Vice President of Market Operations, Managing Market Director, General Manager, General Sales Manager, Used Car Manager, New Car Sales Manager, F&I Manager and Client Advisor. Mr. Clara received his bachelor’s degree in International Business from Northwood University.

In connection with his promotion, Mr. Clara’s annual base salary increased from $750,000 to $800,000 effective as of February 17, 2025. He also received an equity grant of $1.5 million, sixty percent of which equity award value was allocated to performance-based restricted stock units (“PRSUs”) and 40% of which equity award value was allocated to time-vested restricted stock units (“RSUs”). The PRSUs will be subject to vesting over three years, based on Mr. Clara’s continued service and subject to the achievement of performance metrics established by the Board of Directors’ Compensation and Human Resources Committee. The RSUs will be subject to vesting in equal installments over three years, based on Mr. Clara’s continued service.

A copy of the press release announcing the appointment of Mr. Clara as Chief Operating Officer is attached hereto as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 19, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: February 19, 2025	By:	/s/ Dean A. Calloway
	Name:	Dean A. Calloway
	Title:	Senior Vice President, General Counsel & Secretary